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                        TRUSTEE'S DISTRIBUTION STATEMENT

                        TO THE HOLDERS OF:             98-NSC-1
                        The Bank of New York, as Trustee under the
                        Lehman Bros. Lehman Corporate Bond Backed Certificates Class A2
                        CUSIP NUMBER:                  219-87H-AN5

in accordance with the Standard Terms and Conditions of Trust, The Bank of
New York, as trustee submits the following cash basis statement for the period
ending :                                                     November 16, 1998

INTEREST ACCOUNT
Balance as of                   May 15, 1998                                 0
      Schedule Income received on securities..................          987500
      Unscheduled Income received on securities...............               0
      Schedule Interest received from Swap Counterparty.......               0
      Unscheduled Interest received from Swap Counterparty....               0
      Interest Received on sale of Securties...............                  0
LESS:
      Distribution to Beneficial Holders.............          701684
      Distribution to Swap Counterparty..............               0
      Trustee Fees...................................            2250
      Fees allocated for third party expenses.....                750
Balance as of              December 16, 1998         Subtotal           282816


PRINCIPAL ACCOUNT
Balance as of              February 27, 1998                                 0
      Scheduled Principal payment received on securities......               0
      Principal received on sale of securities...........                    0
LESS:
      Distribution to Beneficial Holders.............          282816
      Distribution to Swap Counterparty..............               0
Balance as of              December 16, 1998         Subtotal           282816
                                                     Balance                 0
                 UNDERLYING SECURITIES HELD AS OF:  December 16, 1998

Principal                           Title of Security
Amount                              NORFOLK SOUTHERN CORPORATION
          25000000                  CUSIP# : 655-844-AK4